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                                                                   EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and "Selected Financial Data" in the Registration Statement (Form S-3) and the related Prospectus of Ligand Pharmaceuticals Incorporated and to the use of our report dated January 19, 1996, with respect to the consolidated financial statements of Ligand Pharmaceuticals Incorporated included elsewhere therein.

                                                /s/ Ernst & Young LLP
                                                ---------------------
                                                ERNST & YOUNG LLP

San Diego, California
September 24, 1996